                                                                   EXHIBIT 10.15
================================================================================


THE SALE OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS WARRANT NOR SUCH SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH, AND IN EACH INSTANCE SUBJECT TO, THE TERMS, CONDITIONS AND RESTRICTIONS SET FORTH IN THIS STOCK PURCHASE WARRANT TO SUBSCRIBE FOR AND PURCHASE CLASS A COMMON STOCK OF PRESIDIO OIL COMPANY, DATED AS OF JANUARY 15, 1993.



                              ********************

                             STOCK PURCHASE WARRANT

                                       TO

                           SUBSCRIBE FOR AND PURCHASE

                            CLASS A COMMON STOCK OF

                              PRESIDIO OIL COMPANY

                              ********************



         This certifies that, for good and valuable consideration PRESIDIO OIL COMPANY, a Delaware corporation (the "Company") grants to CHRISTOPHER S. HARDESTY, (the "Warrantholder"), the right to subscribe for and purchase from the Company, 15,000 validly issued, fully paid and non-assessable shares (the "Warrant Shares") of the Company's Class A Common Stock, $.10 par value per share (the "Common Stock"), at a price (the "Exercise Price") equal to $1.0625 per share from January 15, 1993 (the "Beginning Date"), to and including January 14, 2003 (the "Expiration Date"), upon the terms and subject to the conditions herein set forth. The Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant are subject to adjustment from time to time as provided in Article 5 hereof.

================================================================================

         1. DURATION AND EXERCISE OF WARRANT; LIMITATION ON EXERCISE; PAYMENT OF TAXES; TRANSFER RESTRICTION AND LEGEND.


                 1.1 DURATION AND EXERCISE OF WARRANT. This Warrant may be exercised with respect to any whole number or all of the Warrant Shares on any occasion from and after the Beginning Date to and including the Expiration Date. The rights represented by this Warrant may be exercised by the Warrantholder by (a) the surrender of this Warrant, accompanied by the duly signed Exercise Form attached hereto as Schedule 1 and incorporated herein by this reference, to the Company at the offices of the company located at 5613 DTC Parkway, Suite 750, Englewood, Colorado 80111-3065 (or at such other office or agency of the Company as it may designate by notice to the Warrantholder at the address of such Warrantholder as provided in Section 6.6 of this Warrant) during normal business hours on any day other than a Saturday, Sunday or a day on which national banks are authorized to close in the City and County of Denver, Sate of Colorado (a "Business Day") on or after the Beginning Date but no later than the close of business on the Expiration Date, and (b) delivery of payment to the Company, for the account of the Company, by cash or by certified or bank cashier's check, in an amount equal to the Exercise Price multiplied by the number of Warrant Shares with respect to which the Warrant is being exercised, in lawful money of the United States of America. The Company agrees that the Warrant Shares shall be deemed to be issued to the Warrantholder as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment shall have been made for the Warrant Shares as provided above. Common Stock certificates for the Warrant Shares shall be delivered to the Warrantholder within a reasonably practicable time thereafter. If this Warrant is exercised on any occasion with respect to less than all of the Warrant Shares, a new warrant covering the balance of the Warrant Shares shall be issued and delivered to, or in accordance with transfer instructions properly given by, the Warrantholder, on the same terms and subject to the same conditions as this Warrant. This Warrant and any other warrants issued in accordance with the terms hereof are referred to herein collectively as the "Warrant".


                 1.2 PAYMENT OF TAXES. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect hereto; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect to any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder.

                 1.3 TRANSFER RESTRICTION AND LEGEND. Neither this Warrant, nor any of the Warrant Shares, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state and other applicable securities laws and the terms and conditions of this Warrant. Until transfer of this Warrant and/or the Warrant Shares, as appropriate, has been registered under the Securities Act of 1933, as amended (the "Securities Act"), this Warrant and each Common Stock certificate issued upon the exercise or conversion of this Warrant shall be subject to the following provision, which provision shall also appear as a legend on each such Common Stock certificate:

                 THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS WARRANT NOR SUCH SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH, AND IN EACH INSTANCE SUBJECT TO, THE TERMS, CONDITIONS AND RESTRICTIONS SET FORTH IN A STOCK PURCHASE WARRANT TO SUBSCRIBE FOR AND PURCHASE CLASS A COMMON STOCK OF PRESIDIO OIL COMPANY, DATED AS OF JANUARY 15, 1993, A COPY OF WHICH MAY BE EXAMINED AT THE PRINCIPAL OFFICES OF THE COMPANY.

         2.      RESERVATION OF SHARES, ETC.

         The Company covenants and agrees that all Warrant Shares which are issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid, non-assessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof other than taxes in respect of any transfer occurring contemporaneously with such issue. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant, and will at its expense, upon each reservation of shares, procure such listing thereof (subject to the registration under the Securities Act or applicable exemption therefrom permitting public trading) as then may be required on all stock exchanges on which the Common Stock is then listed.

         3.      LOSS OR DESTRUCTION OF WARRANT.

         Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver a new Warrant of like tenor.

         4.      PURCHASE FOR INVESTMENT.

         The Warrantholder by acceptance hereof confirms that this Warrant is, and any and all Warrant Shares issued hereafter shall be, acquired by the Warrantholder for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any intention of reselling or granting any participation in all or part of this Warrant or the Warrant Shares to any person or entity.

         5.      CERTAIN ADJUSTMENTS.

                 5.1 The Exercise Price at which Warrant Shares may be purchased hereunder, and the number of Warrant Shares to be purchased upon exercise hereof, are subject to change or adjustment as follows:

                          (a) Recapitalization, Stock Dividends, Etc. If the Company shall, while this Warrant remains unexercised and in force, effect a reorganization or recapitalization of such character that the Warrant Shares purchasable hereunder shall be changed into or become exchangeable for a larger or smaller number of shares, upon the effectuation of such reorganization or recapitalization, the number of Warrant Shares which the Warrantholder shall be entitled to purchase hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock resulting from such reorganization or recapitalization, and the Exercise Price hereunder, per share, of such reorganized or recapitalized Warrant Shares shall in the case of any increase in the number of such Warrant Shares be proportionately reduced, and in the case of a decrease in the number of such Warrant Shares be proportionately increased. For purposes of this Section 5.1, a "reorganization or recapitalization" shall mean a stock dividend or distribution on the Common Stock in shares of capital stock of the Company or in securities of the Company convertible into shares of Common Stock (to the extent that shares of Common Stock are issuable upon the conversion thereof), or a stock split or reverse stock split, or the issuance by reclassification of shares of Common Stock of shares of capital stock of the Company. No adjustments shall be made to the number of Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of the

                 Warrant Shares; provided, however, that if the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer its stockholders a right to purchase new Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a stock dividend.

                          (b) Mergers, Consolidations, Etc. In case of any consolidation of the Company with, or merger of the Company with or into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company, the Company shall arrange for provision to be made whereby the Warrantholder shall thereafter have substantially the same rights to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities or other property as may be issued in connection with such consolidation, merger or sale or conveyance with respect to or in exchange for the number of outstanding shares of Common Stock equal to the number of Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such consolidation, merger, sale or conveyance not taken place.

                 5.2 TERMINATION OF RIGHTS. Upon the Company having made the arrangements as required by Section 5.1(b), then all rights under this Warrant shall terminate on a date fixed by the Company int he event of any consolidation of the Company with, or merger of the Company with or into, any other corporation, or sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company. The date to be fixed by the Company shall be, in the case of a dissolution, liquidation or winding-up, not earlier than the date of the commencement of the proceedings therefor and not later than 30 days after such commencement date, and in the case of a merger or sale of assets, not later than the date of the consummation of such merger or sale.

                 5.3      NOTIFICATION BY THE COMPANY.  In case at any time:

                 (a) the Company shall pay or declare any dividend payable in stock upon the Common Stock or make any distribution (other than ordinary cash dividends payable out of earnings or surplus legally available for dividends) to the holders of the Common Stock;

                 (b) the Company shall make an offer for subscription pro rata to the holders of its Common Stock of any additional shares of stock of any class of other rights;

                 (c) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation; or

                 (d) there shall be a voluntary or involuntary dissolution, partial liquidation, or winding-up of the Company;

                 (e) the Company shall give notice to the Warrantholder of the date on which the books of the Company shall close or a record date shall be taken for such dividend, distribution or subscription rights, or the date on which such reorganization, reclassification, consolidation, merger, sale dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date on which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given not less than 20 days prior to the action in question and not less than 10 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto. The Warrantholder agrees to keep confidential the information set forth in such notice until such information is released by the Company or is otherwise made known to the public, unless such information is required to be disclosed by law (in which event the Warrantholder shall notify the Company of such disclosure required by law at or prior to the time of making such disclosure required by law).

                 5.4 ISSUANCE OF COMMON STOCK. In case the Company at any time or from time to time shall issue or sell shares of Common Stock (other than shares of Common Stock issued or issuable to employees of the Company pursuant to employee benefit plans in amounts not exceeding 10% of the number of then outstanding shares of Common Stock, but otherwise including shares of Common Stock deemed to be issued pursuant to Section 5.5 below) without consideration or for a consideration per share less than the lesser of the current market price per share of Common Stock (as defined in Section 5.6 below) and the Exercise Price then in effect, then, in each such case, the Exercise Price then in effect shall be reduced, concurrently with such issue or sale, to a rate (calculated to the nearest cent) determined by multiplying the Exercise Price then in effect by a fraction:

                 (a) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue or sale plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such shares of Common Stock so issued or sold would purchase at the Exercise Price then in effect, and

                 (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that, for the purpose of this Section 5.4;

                          (i) immediately after any shares of Common Stock are deemed to have been issued pursuant to Section 5.5 below, such shares shall be deemed to be outstanding, and

                          (ii) treasury shares shall not be deemed to be outstanding.

                 5.5 OPTIONS, RIGHTS, WARRANTS, ETC. In case the Company at any time or from time to time shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any options, rights or warrants (referred to herein collectively as "Options") or securities convertible into shares of Common Stock ("Convertible Securities") then, and in each such case, the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such record date shall have been fixed, as of the close of business on such record date, provided that shares of Common Stock shall not be deemed to have been issued unless the consideration per share of such shares would be less than the lesser of the current market price per share of the Common Stock (as defined in

Section 5.6 below) immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date, as the case may be, and provided, further, that in any such case in which shares of Common Stock are deemed to be issued,

                 (a) no further adjustment of the Exercise Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

                 (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Price and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

                 (c) upon the expiration (or purchase by the Company and cancellation) of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Exercise Price and any subsequent adjustments based thereon shall, upon such expiration (or such cancellation, as the case may be) be recomputed as if:

                          (i) in the case of Convertible Securities or Options for Common Stock, the only shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange; and

                          (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the shares of Common Stock deemed to have been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of such Options or Convertible Securities; and

                 (d) no readjustment pursuant to clauses (b) or (c) above shall have the effect of increasing the Exercise Price by an amount in excess of the amount of adjustment thereof originally made in respect to the issue, sale, grant or assumption of such Options or Convertible Securities; and

                 (e) in the case of any Options which expire by their terms not more that 30 days after the date of issue, sale, grant, or assumption thereof, no adjustment of the Exercise Price shall be made until the expiration or exercise of all such Options, whereupon in the case of such exercise such adjustment shall be made in the manner provided in Section 5.5 above.

                 5.6 MARKET PRICE. For the purposes of any computation under Section 5.5 above, the current market price per share of Common Stock on any record date shall be deemed to be the average of the daily representative closing prices per share for the 30 consecutive trading days commencing 45 trading days before such date. The closing price for each day shall be the last sale price regular way or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case, on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading on any national securities exchange on which the shares of Common Stock are listed or admitted to trading, or if the shares are not listed or admitted to trading on any national securities exchange, the closing sale price, if available, or the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any date the shares of Common Stock are not quoted by any such organization, the fair value of such shares of Common Stock on such date, as determined by the board of directors of the Corporation, shall be used and described in a statement filed with the transfer agent.

                 5.7 BASIS FOR ADJUSTMENTS; NOTIFICATIONS. Any adjustment effected pursuant to this Article 5 shall be made on the basis of the number of Warrant Shares which the Warrantholder would have been entitled to acquire by exercise of this Warrant immediately prior to the event giving rise to such adjustment and to the Exercise Price hereunder, per share, on the basis of each such respective Exercise Price immediately prior to the event giving rise to such adjustment. Immediately upon the occurrence of each adjustment hereunder, then, and in each case, the chief financial officer of the Company shall give written notice thereof in the form of an officer's certificate to the Warrantholder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6.      MISCELLANEOUS.

                 6.1 ENTIRE AGREEMENT; GOVERNING LAW. This Warrant constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter. This Warrant shall be construed in accordance with the laws of the State of Delaware.

                 6.2      BINDING EFFECTS; BENEFITS.          This Warrant
shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other that the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

                 6.3 AMENDMENTS AND WAIVERS. This Warrant may not be modified or amended except by an instrument in writing signed by the party against whom such modification or amendment is sought. Either party hereto may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach or of a breach of any other term or provision of this Warrant.

                 6.4 SECTION AND OTHER HEADINGS. The Article, Section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be part of this Warrant or to affect the meaning or interpretation of this Warrant.

                 6.5 NOTICES. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex, telegraph, registered or certified mail to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

                 (a)      if to the Company, addressed to:

                                  Presidio Oil Company
                                  5613 DTC Parkway, Suite 750
                                  Englewood, Colorado  80111-3035
                                  Attention:  General Counsel

                 (b)      if to the Warrantholder, addressed to:

                                  Mr. Christopher S. Hardesty
                                  c/o Presidio Oil Company
                                  5613 DTC Parkway, Suite 750
                                  Englewood, Colorado  80111-3065
                                  (or to such other address the
                                  Warrantholder has provided to the
                                  Company)

Any such notices and communications shall be deemed to have been given only when received.

                 6.6 SEVERABILITY. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                 6.7 FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the fair market value of a share of Common Stock as of the date of such exercise.

                 6.8      RIGHTS OF THE HOLDER.

                 (a) The Warrantholder shall not, by virtue of this Warrant, be entitled to any rights of a stockholder of the Company, either at law or equity.

                 (b) When this Warrant shall have been surrendered for exercise accompanied by payment of the Exercise Price as provided herein, certificates for the Warrant Shares purchased upon such exercise shall be issuable and any person designated to be the record holder of such Warrant Shares shall be deemed to have become a holder of record of such Warrant Shares as of the date of such surrender and payment, whichever last occurs; provided that if at such date the transfer books for the Common Stock shall be closed, the certificates for the Warrant Shares shall be issuable on the date on which such books shall next be open (whether before, on or after the Expiration Date) and until then the Company shall be under no duty to deliver any certificate for such Warrant Shares; and further provided that such books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Warrant to be signed and to be dated as of January 15, 1993.


                                           PRESIDIO OIL COMPANY
                                           A DELAWARE CORPORATION



                                           By:   /s/ Robert L. Smith
                                                 Robert L. Smith
                                                 President



                                           By:   /s/ Christopher S. Hardesty
                                                 Christopher S. Hardesty

                                   SCHEDULE 1

                             WARRANT EXERCISE FORM

                 (To be executed upon exercise of the Warrant)

         The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant dated as of January 15, 1993, from Presidio Oil Company, a Delaware corporation, to Christopher S. Hardesty (the "Warrant"), to purchase __________ of the Warrant Shares (as defined in the Warrant) and herewith tenders payment for such Warrant Shares to the order of Presidio Oil Company in the amount of $_____________ in accordance with the terms of the Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of the undersigned and that such certificates be delivered to ___________________________________________________________________
________________________________________________________________________________
___________________________.



                                              Signature_________________________
                                              Name______________________________


Date___________________